Exhibit 99.1
FOR IMMEDIATE RELEASE:

Contact:	Claire Long, WebSideStory, Inc.
Voice: (858) 754-2787
Email: claire.long @websidestory.com
WEBSIDESTORY REPORTS PRELIMINARY, UNAUDITED
FOURTH QUARTER AND YEAR END 2006 FINANCIAL RESULTS
Company Generates $6.0 Million in Cash in Fourth Quarter
Announces $15 Million Revolving Credit Facility and Repayment of Existing Debt
SAN DIEGO, CA (February 26, 2007) — WebSideStory, Inc. (Nasdaq: WSSI), a leading provider of real-time customer intelligence solutions, today announced preliminary, unaudited results of operations for the fourth quarter and year ended December 31, 2006. Financial and operating highlights for the quarter and year include:
•	Non-GAAP earnings per share of $0.17 for the quarter compared to previously issued guidance of $0.15 to $0.16 per share. Non-GAAP earnings per share excludes stock-based compensation expenses, amortization of intangibles and other non-cash items described below. GAAP loss per share of $0.07 with a reconciliation provided in the table below.

•	Non-GAAP revenue of $19.2 million for the quarter, compared to previously issued guidance of $19.2 million to $19.7 million. Non-GAAP revenue includes $1.0 million in deferred revenue related to the company’s merger with Visual Sciences. GAAP revenue of $18.2 million for the quarter.

•	Non-GAAP earnings per share of $0.55 and non-GAAP revenue of $69.4 million for the year. GAAP loss per share of $0.40 and revenue of $64.3 million for the year.

•	Record quarterly cash generation, adding $6.0 million in cash and short-term investments to the balance sheet, raising cash and short-term investments at December 31, 2006 to $25.3 million.

•	Strong year-over-year consolidated non-GAAP revenue growth of 63% on an as-reported basis and 34% organically, with the Visual Sciences division growing at 78%.

•	More than 115 new customers added in the fourth quarter, expanding the enterprise customer base to over 1,540 customers.

•	Over 345 new sales bookings in the fourth quarter for various modules of the WebSideStory and Visual Sciences product and service suites.

•	Announcement of the integration of the company’s HBX web analytics solution into Digital Insight’s Web Center, a self-service website content management system. The distribution relationship is already helping more than 150 financial institutions manage their on-line presence.

•	Selection as a finalist for the 2007 Codie Awards presented by the Software & Information Industry Association (SIIA). WebSideStory was recognized in the Best Enterprise Search Engine category for its new WebSideStory Search 4.0 with Active Browsing. This recognition follows WebSideStory winning the Codie Award in the Best Enterprise Search Engine category for 2006.
“In the fourth quarter we focused considerable effort merging our sales, service and marketing groups across our analytics businesses,” said Jim MacIntyre, chief executive officer of

WebSideStory. “During this period we conducted extensive sales training so that our full sales force could be properly prepared to execute on our technical leadership position in 2007. We did this while achieving record sales bookings in our analytics business in the fourth quarter. At our Search and Content business, we had another record bookings quarter which included a large number of more complex guided search implementations. We did not have enough technical resources for this demand and therefore were unable to recognize some of the revenue on these more complex search arrangements which resulted in our revenue being at the low end of our guidance for the fourth quarter. We are in the process of building our staff in this area so that we will be able to work down this backlog.”
WebSideStory today also announced that it has entered into a $15.0 million two year senior secured revolving credit facility with Silicon Valley Bank. The company is using cash on hand, together with $5.0 million of borrowings under the credit facility, to repay the $20.0 million in principal amount of notes incurred in connection with the Visual Sciences merger. “The credit facility allows us to repay the Visual Sciences notes and provides an additional source of liquidity to supplement the cash we are generating from operations,” said Claire Long, WebSideStory’s chief financial officer.
The company’s guidance for the first quarter and full year of 2007 is as follows:
Financial Guidance

	Q1 2007		Full Year 2007
	Low	High	Low	High
Revenue Guidance (in millions)
Estimated non-GAAP revenue range	$19.5	$20.0	$89.5	$91.5
Deferred revenue related to Visual Sciences merger	(0.2)	(0.2)	(0.2)	(0.2)

Estimated GAAP revenue range	$19.3	$19.8	$89.3	$91.3

Earnings per share guidance
Estimated non-GAAP EPS range	$0.13	$0.14	$0.69	$0.74
Estimated amortization of intangibles	(0.06)	(0.06)	(0.24)	(0.24)
Estimated stock-based compensation	(0.11)	(0.09)	(0.40)	(0.30)
Deferred revenue related to Visual Sciences merger	(0.01)	(0.01)	(0.01)	(0.01)
Estimated non-cash tax benefit (expense)	0.02	0.01	(0.01)	(0.04)
Estimated non-cash interest expense	(0.01)	(0.01)	(0.01)	(0.01)

Estimated GAAP EPS range	$(0.04)	$(0.02)	$0.02	$0.14

Estimated shares used in per share calculations	20,500,000	20,500,000	22,125,000	22,125,000

Note on the Use of Non-GAAP Financial Measures
Some of the financial measures in this press release, including some of our financial guidance, are non-GAAP financial measures within the meaning of SEC Regulation G. WebSideStory believes that this presentation is useful to investors because it more accurately describes the operating performance of the company on a period-to-period basis, excluding specific costs and expenses that we believe are not indicative of our core operating results. Company management uses these non-GAAP measures as important indicators of the company’s past performance and to plan and forecast performance in future periods. In addition, bonus payments to our officers and employees under our corporate bonus plan are based on the achievement of specified non-GAAP revenue and non-GAAP EPS targets. Investors should not consider non-GAAP financial measures in isolation from, or as a substitute for, financial information presented in compliance with GAAP.
Quarterly Conference Call and Webcast Information
As previously announced, management will host a quarterly conference call and simultaneous webcast to discuss WebSideStory’s fourth quarter and year-end results at 1:30 p.m. Pacific time on February 26th. To participate in the call, investors should dial 800.901.5247 (domestic) or 617.786.4501 (international) 10 minutes prior to the scheduled call. The passcode is 11248178. Additionally, a live audio-only webcast of the call may be accessed via the Internet at www.websidestory.com/ir.
About WebSideStory, Inc.
Founded in 1996, WebSideStory, Inc. (NASDAQ: WSSI) is a leading provider of real-time customer intelligence solutions. The services provided by WebSideStory and Visual Sciences deliver comprehensive insight into the lifetime of customer interactions across on-line and multi-channel businesses. More than 1,500 enterprises worldwide rely on the company for innovative solutions, enterprise-class services and a world-class network of partners to improve marketing, sales and operational performance. WebSideStory is headquartered in San Diego, California, and has European headquarters in Amsterdam, The Netherlands. For more information, contact WebSideStory. Voice: 858.546.0040. Fax: 858.546.0480. Address: 10182 Telesis Court, 6th Floor, San Diego, CA 92121. Web site: www.websidestory.com. WebSideStory is a registered trademark of WebSideStory, Inc. Visual Sciences is a registered trademark of Visual Sciences, LLC, which is a wholly owned subsidiary of WebSideStory, Inc.
Forward-Looking Statements
Statements in this press release that are not a description of historical facts are forward-looking statements. You should not regard any forward-looking statement as a representation by WebSideStory that any of its plans will be achieved. Actual results may differ materially from those set forth in this release due to the risks and uncertainties inherent in WebSideStory’s business, including, without limitation: WebSideStory’s reliance on its web analytics services for the majority of its revenue; blocking or erasing of cookies or limitations on our ability to use cookies; WebSideStory’s limited experience with customer intelligence applications beyond web analytics; the risks associated with integrating the operations and products of Avivo Corporation and Visual Sciences, LLC with those of WebSideStory; privacy concerns and laws or other domestic or foreign regulations that may subject WebSideStory to litigation or limit our ability to collect and use Internet user information; WebSideStory’s ability to defend itself against claims of patent infringement alleged by NetRatings, Inc.; WebSideStory’s ongoing ability to protect its own intellectual property rights and to avoid violating the intellectual property rights of third parties; the highly competitive markets in which we operate that could make it difficult for WebSideStory to acquire and retain customers; the risk that WebSideStory’s customers fail to renew their agreements; the risks associated with the company’s indebtedness, including the risk of non-compliance with the covenants in our credit facility; the risk that WebSideStory’s services may become obsolete in a market with rapidly changing technology and industry standards; and other risks described in WebSideStory’s Securities and Exchange Commission filings, including WebSideStory’s annual report on Form 10-K for the year ended December 31, 2005 and quarterly reports on Form 10-Q. Do not place undue reliance on these forward-looking statements which speak only as of the date of this news release. All forward-looking statements are qualified in their entirety by this cautionary statement, and WebSideStory undertakes no obligation to revise or update this news release to reflect events or circumstances after the date of this news release.
Contact Information
For additional information, please contact: Claire Long, CFO, at (858) 754-2787.

WEBSIDESTORY, INC.
CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(in thousands, except share data)

	December 31,	December 31,
	2006	2005
Assets
Current assets
Cash and cash equivalents	$19,726	$19,968
Investments	5,606	11,712
Accounts receivable, net	15,747	7,842
Deferred tax assets	684	507
Prepaid expenses and other current assets	3,904	2,304

Total current assets	45,667	42,333
Property and equipment, net	6,562	2,532
Investments	—	3,276
Goodwill	49,353	21,286
Intangible assets, net	19,732	6,901
Deferred tax assets	14,487	9,166
Other assets	1,356	2,249

	$137,157	$87,743

Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$1,030	$877
Accrued liabilities	9,362	3,880
Deferred revenue	20,936	12,801
Capital lease short-term	38	83
Current maturities of notes payable	19,708	—

Total current liabilities	51,074	17,641
Capital lease long-term	50	90
Other liabilities	781	196

Total liabilities	51,905	17,927

Commitments and contingencies
Stockholders’ equity
Preferred stock, $0.001 par value; 10,000,000 shares authorized and no shares issued and outstanding at December 31, 2006 and December 31, 2005	—	—
Common stock, $0.001 par value; 75,000,000 shares authorized, 19,238,781 and 18,401,180 shares issued and outstanding at December 31, 2006 and December 31, 2005, respectively	19	18
Additional paid-in capital	137,098	114,934
Unearned stock-based compensation	(22)	(630)
Accumulated other comprehensive income	192	103
Accumulated deficit	(52,035)	(44,609)

Total stockholders’ equity	85,252	69,816

	$137,157	$87,743

WEBSIDESTORY, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)
(in thousands, except share and per share data)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2006	2005	2006	2005
Revenues
Subscription, hosting and support	$14,688	$10,689	$53,388	$36,732
License	1,497	—	3,524	—
Professional services	1,464	389	5,039	996
Advertising	543	668	2,377	1,724

Total revenues	18,192	11,746	64,328	39,452

Cost of revenues*
Cost of revenue	4,348	1,955	15,793	6,574
Amortization of intangible assets	715	76	2,646	202

Total cost of revenues	5,063	2,031	18,439	6,776

Gross profit	13,129	9,715	45,889	32,676

Operating expenses*
Sales and marketing	6,530	4,169	26,268	14,654
Technology development	3,346	1,604	12,749	4,955
General and administrative	4,302	1,493	14,299	6,162
Amortization of intangible assets	830	430	3,202	1,147

Total operating expenses	15,008	7,696	56,518	26,918

(Loss) income from operations	(1,879)	2,019	(10,629)	5,758

Interest expense	(487)	(8)	(1,761)	(34)
Interest income	242	272	696	905
Other expense	2	11	4	(43)

Total other (expense) income	(243)	275	(1,061)	828

(Loss) income before provision for income taxes	(2,122)	2,294	(11,690)	6,586

(Benefit from) income taxes	(697)	(3,278)	(4,251)	(3,073)

(Loss) income before cumulative effect of change in accounting principle	(1,425)	5,572	(7,439)	9,659

Cumulative effect of change in accounting principle (net of tax)	—	—	13	—

Net (loss) income	$(1,425)	$5,572	$(7,426)	$9,659

Basic net (loss) income per common share:
(Loss) income before cumulative effect of change in accounting principle	$(0.07)	$0.31	$(0.40)	$0.56
Cumulative effect of change in accounting principle	—	—	—	—

Basic net (loss) income per common share	$(0.07)	$0.31	$(0.40)	$0.56

Diluted net (loss) income per common share:
(Loss) income before cumulative effect of change in accounting principle	$(0.07)	$0.28	$(0.40)	$0.51
Cumulative effect of change in accounting principle	—	—	—	—

Diluted net (loss) income per common share	$(0.07)	$0.28	$(0.40)	$0.51

WEBSIDESTORY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS — Continued
(UNAUDITED)
(in thousands, except share and per share data)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2006	2005	2006	2005
Shares used in per share calculations:
Basic	19,086,837	18,242,596	18,678,099	17,231,411

Diluted	19,086,837	19,883,932	18,678,099	18,774,978

(*) Stock-based compensation:

Cost of revenues	$573	$13	$2,149	$58
Sales and marketing	846	42	3,606	183
Technology development	561	113	2,480	334
General and administrative	851	92	2,669	423

WEBSIDESTORY, INC. (UNAUDITED) (in thousands, except share and per share data)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2006	2005	2006	2005
Reconciliation of GAAP net (loss) income to Non-GAAP net income
Net (loss) income	$(1,425)	$5,572	$(7,426)	$9,659
Amortization of intangibles	1,545	506	5,848	1,349
Stock-based compensation	2,831	260	10,904	998
Deferred revenue related to Visual Sciences merger*	968	—	5,112	—
Non-cash tax (benefit)/Recovery of NOL valuation reserve.	(732)	(3,417)	(4,461)	(3,417)
Non-cash interest expense	276	—	968	—
Other non-recurring expenses	—	209	—	209
Cumulative effect of change in accounting principle	—	—	(13)	—

Non-GAAP net income	$3,463	$3,130	$10,932	$8,798

Reconciliation of GAAP net (loss) income per common share to Non-GAAP income per common share
GAAP net (loss) income per common share:
Basic	$(0.07)	$0.31	$(0.40)	$0.56
Diluted	$(0.07)	$0.28	$(0.40)	$0.51
Amortization of intangibles	0.08	0.03	0.29	0.07
Stock-based compensation	0.14	0.01	0.55	0.05
Deferred revenue related to Visual Sciences merger*	0.05	—	0.26	—
Non-cash tax (benefit)/Recovery of NOL valuation reserve.	(0.04)	(0.17)	(0.22)	(0.18)
Non-cash interest expense	0.01	—	0.05	—
Other non-recurring expenses	—	0.01	—	0.01
Effect of using non-GAAP dilutive shares	—	—	0.02	—
Cumulative effect of change in accounting principle	—	—	—	—

Non-GAAP net income per common share:
Diluted	$0.17	$0.16	$0.55	$0.46

GAAP weighted-average shares used in per share calculations:
Basic	19,086,837	18,242,596	18,678,099	17,231,411
Diluted	19,086,837	19,883,932	18,678,099	18,774,978

Non-GAAP weighted-average shares used in per share calculations:
Basic	19,086,837	18,242,596	18,678,099	17,231,411
Diluted	20,387,831	19,883,932	19,963,868	18,774,978

WEBSIDESTORY, INC. (UNAUDITED) (in thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2006	2005	2006	2005
Reconciliation of GAAP revenue to Non-GAAP revenue
GAAP revenue	$18,192	$11,746	$64,328	$39,452
Deferred revenue related to Visual Sciences merger*	968	—	5,112	—

Non-GAAP revenue	$19,160	$11,746	$69,440	$39,452

*	In accordance with Statement of Financial Accounting Standards No. 141 “Business Combinations,” the deferred revenue obligation on the ending balance sheet of Visual Sciences was reduced to fair value when recorded on the beginning balance sheet within WebSideStory. This fair value adjustment resulted in a write-down of $5.4 million of deferred revenue which would otherwise have been recognized as revenue by Visual Sciences on a stand-alone basis in periods subsequent to the merger date.